Nationwide Life Insurance Company
• Nationwide Variable Account

Prospectus supplement dated January 12, 2007 to
Prospectus dated May 1, 2006

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The following underlying mutual fund is only available in contracts for which good order applications were received before January 12, 2007:

Van Kampen Real Estate Securities Fund: Class A